T. Rowe Price Real Assets Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2026

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective August 31, 2026, Richard A.N. Coghlan will step down as the fund’s co-portfolio manager.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective August 31, 2026, Richard A.N. Coghlan will step down as the fund’s co-portfolio manager and Chris Faulkner-MacDonagh will remain as the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee.

The date of this supplement is June 1, 2026.

F176-041 6/1/26